THE PRUDENTIAL SERIES FUND, INC.


                       SUPPLEMENT, DATED SEPTEMBER 7, 2000

                                       TO

                        PROSPECTUS, DATED APRIL 30, 2000


     The Prudential Series Fund's Diversified Conservative Growth Portfolio (the "Portfolio"), was formerly advised in part by the Prudential Investment Corporation ("PIC"), a Prudential subsidiary. Effective September 7, 2000, Jennison Associates LLC ("Jennison"), also a Prudential subsidiary and a direct, wholly-owned subsidiary of PIC, will begin providing subadvisory services to the large-capitalization value equity portion of the Portfolio formerly advised by PIC. The new portfolio manager for that value sleeve of the Portfolio will be Thomas Kolefas. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation.

     Jennison is providing investment advisory services to the value sleeve of the Portfolio pursuant to an interim subadvisory contract. Shareholders will be asked to vote upon an ongoing subadvisory contract with Jennison at an upcoming special meeting of shareholders. More details on this ongoing subadvisory contract will be presented in a proxy statement that will be delivered to shareholders.